UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2022

Automatic Data Processing, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-5397	22-1467904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ADP Boulevard, Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)

(973) 974-5000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value (voting)	ADP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Stockholders of Automatic Data Processing, Inc. (the “Company”) was held on November 9, 2022. There were present at the meeting, either in person or by proxy, holders of 368,113,135 shares of common stock. The final tabulation of the voting results for the election of directors and other proposals is set forth below.

Proposal 1 – Election of Directors

The following nominees were elected to the Company’s Board of Directors for the ensuing year. The votes cast for each nominee were as follows:

Nominee	For	Against	Abstained	Broker Non-Votes
Peter Bisson	317,955,206	5,979,285	342,788	43,835,856
David V. Goeckeler	322,887,876	1,034,864	354,539	43,835,856
Linnie M. Haynesworth	322,291,988	1,646,593	338,698	43,835,856
John P. Jones	314,987,678	8,910,964	378,637	43,835,856
Francine S. Katsoudas	319,505,209	4,458,587	313,483	43,835,856
Nazzic S. Keene	322,236,177	1,688,139	352,963	43,835,856
Thomas J. Lynch	316,782,855	7,130,126	364,298	43,835,856
Scott F. Powers	317,237,690	6,680,383	359,206	43,835,856
William J. Ready	286,652,298	37,281,484	343,497	43,835,856
Carlos A. Rodriguez	322,327,093	1,581,097	369,089	43,835,856
Sandra S. Wijnberg	293,750,817	30,201,965	324,497	43,835,856

Proposal 2 – Advisory Vote on Company’s Executive Compensation

The proposal to approve, on an advisory basis, executive compensation of our Named Executive Officers was approved based upon the following vote:

For	Against	Abstained	Broker Non-Votes
301,257,796	22,056,458	963,025	43,835,856

Proposal 3 - Ratify the Appointment of the Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year that began on July 1, 2022 was approved based on the following vote:

For	Against	Abstained
349,658,801	17,089,490	1,364,844

Proposal 4 – Approval of an Amendment to the Automatic Data Processing, Inc. Amended and Restated Employees’ Savings-Stock Purchase Plan

The proposal to approve an amendment to the Company’s Employees’ Savings-Stock Purchase Plan was approved based upon the following vote:

For	Against	Abstained	Broker Non-Votes
322,449,341	1,183,429	644,509	43,835,856

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOMATIC DATA PROCESSING, INC.
(Registrant)

Date: November 14, 2022	By:	/s/ David Kwon
		Name:	David Kwon
		Title:	Vice President